UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 13, 2010 (December 8, 2010)
HEALTHCARE REALTY TRUST INCORPORATED

(Exact Name of Registrant as Specified in Charter)

MARYLAND	001-11852	62-1507028

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3310 West End Ave. Suite 700 Nashville, Tennessee 37203

(Address of principal executive offices) (Zip Code)
(615) 269-8175

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1
EX-4.2
EX-5
EX-12
EX-25

Item 1.01.	Entry into a Material Definitive Agreement
     On December 8, 2010, Healthcare Realty Trust Incorporated (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc. and UBS Securities LLC, as representatives of the several underwriters named therein (the “Representatives”), pursuant to which the Company agreed to issue and sell $400 million principal amount of the Company’s 5.750% Senior Notes due 2021 (the “Notes”) in an underwritten public offering (the “Offering”). The Notes are being sold to the underwriters at an issue price of 98.55% of the principal amount thereof, and the underwriters offered the Notes to the public at a price of 99.20% of the principal amount thereof. The net proceeds of the Offering, after underwriting discounts and commissions and estimated expenses of the Offering, are approximately $393.4 million. The Company intends to use the net proceeds from the Offering to repay the outstanding borrowings on its unsecured credit facility due September 2012, provide advance funding for the repayment of the Company’s Senior Notes due 2011 at maturity and for general corporate purposes. The closing of the transaction is subject to customary closing conditions and is expected to occur on December 13, 2010.
     The Notes are governed by the Fourth Supplemental Indenture, to be dated December 13, 2010 (the “Supplemental Indenture”), and related Indenture, dated May 15, 2001 (together with the Supplemental Indenture, the “Indenture”), between the Company and Regions Bank, as trustee. The Notes will mature on January 15, 2021. The Notes will bear interest from December 13, 2010 at the rate of 5.750% per annum, payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2011. The Notes will be direct, unsecured obligations of the Company and rank equally with all of the Company’s existing and future senior and unsecured indebtedness.
     The Notes may be redeemed in whole at any time or in part from time to time, at the Company’s option, at a redemption price equal to the sum of (i) 100% of the principal amount of Notes then outstanding to be redeemed or repaid, (ii) the accrued and unpaid interest on the principal amount being redeemed or repaid to the redemption date, and (iii) the excess, if any, of (a) the sum of the present values as of the date of such redemption or accelerated payment of the remaining scheduled payments of principal and interest on the Notes to be redeemed or repaid (not including any portion of such payments of interest accrued to the date of redemption or repayment) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 40 basis points, over (b) the principal amount being redeemed or repaid.
     The Indenture will contain various covenants including the following: (i) debt will not exceed 60% of total assets; (ii) liens will not secure obligations in excess of 40% of total assets; (iii) total unencumbered assets will not be less than 150% of unsecured debt; and (iv) consolidated income available for debt service will be at least 150% of consolidated interest expense for the most recent four previous consecutive fiscal quarters. The Indenture provides for certain events of default, including default on certain other indebtedness.
     The Notes are being sold under a prospectus supplement and the accompanying prospectus filed with the Securities and Exchange Commission pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-150884). This Current Report on Form 8-K is not an offer to sell, nor a solicitation of an offer to buy securities, nor shall there be any sale of these securities in any state or jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.
     The underwriters of the Offering and/or their respective affiliates have engaged in, and may in the future engage in, investment banking, commercial banking and other commercial dealings in the ordinary course of business with the Company and its affiliates, for which they have received and may continue to receive customary fees and commissions. Affiliates of the underwriters act as lenders and/or as agents under the Company’s unsecured credit facility and therefore will receive a portion of the proceeds from the Offering. An affiliate of one of the underwriters is the trustee under the Indenture.

     The foregoing description of the Underwriting Agreement and the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement and the Indenture which are filed as an exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information contained in Item 1.01 concerning the Company’s direct financial obligations is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits
1	Underwriting Agreement dated December 8, 2010 by and among the Company and Barclays Capital Inc. and UBS Securities LLC, as representatives of the several underwriters named therein

4.1	Indenture, dated as of May 15, 2001, by and between the Company and Regions Bank, as trustee (as successor to the trustee named therein)(incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 17, 2001)

4.2	Form of Fourth Supplemental Indenture, dated December 13, 2010, by and between the Company and Regions Bank, as trustee

4.3	Form of 5.750% Senior Note due 2021 (set forth in Exhibit B to the form of Fourth Supplemental Indenture filed as Exhibit 4.2 hereto)

5	Opinion of Waller Lansden Dortch & Davis, LLP

12	Statement regarding Computation of Ratio of Earnings to Fixed Charges

23	Consent of Waller Lansden Dortch & Davis, LLP (included in Exhibit 5)

25	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended, of Regions Bank pertaining to the Company’s 5.750% Senior Notes due 2021

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED
By	/s/ Scott W. Holmes
Scott W. Holmes
Executive Vice President and Chief Financial Officer

Date: December 13, 2010

EXHIBIT INDEX

Exhibit	Description
1	Underwriting Agreement dated December 8, 2010 by and among the Company and Barclays Capital Inc. and UBS Securities LLC, as representatives of the several underwriters named therein

4.1	Indenture, dated as of May 15, 2001, by and between the Company and Regions Bank, as trustee (as successor to the trustee named therein)(incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 17, 2001)

4.2	Form of Fourth Supplemental Indenture, dated December 13, 2010, by and between the Company and Regions Bank, as trustee

4.3	Form of 5.750% Senior Note due 2021 (set forth in Exhibit B to the form of Fourth Supplemental Indenture filed as Exhibit 4.2 hereto)

5	Opinion of Waller Lansden Dortch & Davis, LLP

12	Statement regarding Computation of Ratio of Earnings to Fixed Charges

23	Consent of Waller Lansden Dortch & Davis, LLP (included in Exhibit 5)

25	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended, of Regions Bank pertaining to the Company’s 5.750% Senior Notes due 2021